UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 24, 2004

CANDELA CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-14742	04-2477008
(Commission File Number)	(I.R.S. Employer
Identification Number)

530 Boston Post Road, Wayland, Massachusetts	01778
(Address of Principal Executive Offices)	(Zip Code)

(508) 358-7400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02.                                          Results of Operations and Financial Condition.

On August 24, 2004, Candela Corporation issued a press release announcing its financial results for its fourth fiscal quarter and fiscal year ended July 3, 2004.  A copy of the press release is furnished as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANDELA CORPORATION

	By:	/s/ F. Paul Broyer
F. Paul Broyer
Senior Vice President, Finance & Administration, and Chief Financial Officer (principal financial and accounting officer)

Date: August 24, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Candela Corporation on August 24, 2004.